UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 19, 2012

PROGRESSIVE CARE, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-52684	32-0186005
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

1111 Park Center Boulevard, Suite 202
Miami Gardens, Florida 33169
 (Address of principal executive offices)

(786) 657-2060
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

In light of the unprecedented interruptions caused to advisors, consultants and professional service firms by Hurricane Sandy located in the Northeast, Progressive Care, Inc. (the “Company”) is unable to file its Form 10-Q by the 12b-25 extension deadline of Monday, November 19, 2012. Instead, the Company is relying on a recent Order issued by the Securities and Exchange Commission (“SEC”) which grants, in part, extensions of filing deadlines for any filing due during the period from October 29, 2012 to November 20, 2012 for publicly traded companies to November 21, 2012. The Company shall file its Form 10-Q within such time frame.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROGRESSIVE CARE, INC.

Date: November 19, 2012	By:	/s/ Vernon Watson
Name: Vernon Watson
Title: Chief Executive Officer